SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                     The Securities and Exchange Act of 1934


                        Date_of_Report:__November_29,_1994
                       (Date of earliest event reported)


Commission      Registrant; State of Incorporation;         IRS Employer
File_Number     __Address;_and_Telephone_Number____     Identification_Number

1-956           Duquesne Light Company                        25-0451600
                (A Pennsylvania Corporation)
                One Oxford Centre
                301 Grant Street
                Pittsburgh, Pennsylvania  15279
                Telephone (412) 393-6000


























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
Item_5.__OTHER_EVENTS


    Reference is made to the discussion under "Westinghouse Lawsuit" in Part I,

Item 3 of the Duquesne Light Company ("Duquesne") Form 10-K Annual Report for

the year ended December 31, 1993 and the discussion under "Westinghouse

Lawsuit" in Note 6 of the Duquesne Form 10-Q Quarterly Reports for the

quarters ended March 31, 1994, June 30, 1994 and September 30, 1994,

relating to plans for replacement of the steam generators at Beaver Valley

Units 1 and 2.

    Cleveland Electric Illuminating Company, Duquesne Light Company, Ohio

Edison Company, Pennsylvania Power Company and Toledo Edison Company ("The

CAPCO Companies") joined in Beaver Valley steam generator litigation against

Westinghouse Electric Company.  A jury trial began September 12, 1994 in

Federal District Court in Western Pennsylvania.  This was the first steam generator case to be tried before a jury, although twelve additional lawsuits have been brought against Westinghouse by other utility companies around the country for similar problems with Westinghouse steam generators.  On October

24, 1994, the Court dismissed four of the five claims against Westinghouse,

leaving only the fraud claim.  On December 6, 1994, the jury rendered a verdict in favor of Westinghouse on the fraud count.  The CAPCO Companies,

owners of the Beaver Valley Plant, intend to appeal the decision to the U.S.

Court of Appeals for the Third Circuit.  Duquesne cannot predict the outcome of this matter; however, Duquesne does not believe that resolution will have a materially adverse effect on Duquesne's financial position or results of operations.









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
    Based on existing knowledge of the condition of the steam generators,

limited repair options and other companies' experiences with Westinghouse steam generators, replacement of the Unit 1 steam generator lower assemblies could occur as early as 1997.  Based on other companies' experiences with replacing steam generators at similar units, replacement cost is estimated to be approximately $125 million.  Duquesne's interest in Unit 1 is 47.5 percent.  In

Unit 2 Duquesne's interest is 13.74 percent.



    Reference is also made to the discussion under "Employees" in the Outlook section of Management's Discussion and Analysis of Financial Condition and

Results of Operations in Item 2 of the Duquesne Form 10-Q for the quarter ended

September 30, 1994.  On November 29, 1994, the International Brotherhood of

Electrical Workers ratified a contract with Duquesne Light Company effective

October 1, 1994, with a term expiring September 30, 1998.





























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
                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant identified below has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       DUQUESNE LIGHT COMPANY
                                       Registrant





                                       By:  /s/_Gary_L._Schwass____________
                                           Gary L. Schwass
                                            Vice President-Finance
                                            and Chief Financial Officer


December 14, 1994


(118A)
























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